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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
     ----------------------------------------------------------------------
       Date of Report (date of earliest event reported): February 23, 2005


                          INSURANCE AUTO AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)
                                     0-19594
                            (Commission file number)
        Illinois                                      95-3790111
(State of incorporation)                 (I.R.S. Employer Identification No.)


                    Two Westbrook Corporate Center, Suite 500
                              Westchester, IL 60154
                                 (708) 492-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ /  Written communications pursuant to Rule 425 under the Securities Act

                                (17 CFR 230.425)

/X/ Soliciting material pursuant to RULE 14A-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 22, 2005, Insurance Auto Auctions, Inc., an Illinois corporation ("IAA"), Axle Holdings, Inc., a Delaware corporation ("AHI"), and Axle Merger Sub, Inc., an Illinois corporation and wholly owned subsidiary of AHI ("AMS"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which AMS will merge with and into IAA (the "Merger"), and IAA will become a wholly owned subsidiary of AHI. A copy of the Merger Agreement is attached hereto as Exhibit 99.1.

Pursuant to the terms of the Merger Agreement, each issued and outstanding share of IAA common stock will be exchanged for the right to receive $28.25 in cash. The Merger is conditioned upon, among other things, approval by IAA's stockholders, clearance under applicable antitrust laws and other customary conditions. IAA currently expects that the Merger will be consummated within 90-120 days.

In connection with entering into the Merger Agreement, ValueAct Capital Partners, L.P., IAA's largest shareholder, has agreed to vote all of its shares (approximately 29.7% of IAA's outstanding shares) in support of the Merger pursuant to the terms of a Voting Agreement, dated as of February 22, 2005. A copy of the Voting Agreement is attached hereto as Exhibit 99.2

Concurrent with approving the Merger Agreement, IAA's board of directors approved the 2005 Shareholder Value Incentive Plan, dated as of February 22, 2005 (the "2005 SVI Plan"). The 2005 SVI Plan grants a transaction bonus to several officers and other key employees of IAA, upon the closing of the Merger. Those officers and other key employees who participate in the 2005 SVI Plan will share in an aggregate amount of approximately $850,000. If the Merger does not become effective on or before December 31, 2005, the 2005 SVI Plan will, by its terms, expire without payment of any amounts. A copy of the 2005 SVI Plan is attached hereto as Exhibit 99.3.

The foregoing descriptions of the Merger Agreement, the Merger, the Voting Agreement and the 2005 SVI Plan do not purport to be complete and each is qualified in its entirety by reference to the Merger Agreement, the Voting Agreement and the 2005 SVI Plan, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

ITEM 8.01 OTHER EVENTS

On February 23, 2005, IAA issued a press release (the "Press Release") announcing the Merger. A copy of the Press Release is attached hereto as Exhibit 99.4.




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ITEM 9.01 EXHIBITS.

(c)  EXHIBITS.

       99.1 Agreement and Plan of Merger by and among Insurance Auto Auctions, Inc., Axle Holdings, Inc. and Axle Merger Sub, Inc., dated as of February 22, 2005.

       99.2    Voting Agreement, dated as of February 22, 2005.

       99.3    2005 Shareholder Value Incentive Plan, dated as of February 22,
               2005.

       99.4 Press Release of Insurance Auto Auctions, Inc. dated February 23, 2005.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2005                          INSURANCE AUTO AUCTIONS, INC.

                                                  /s/ Thomas C. O'Brien
                                                  ----------------------
                                                  Thomas C. O'Brien
                                                  Chief Executive Officer






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                                  EXHIBIT INDEX




EXHIBIT
NUMBER        DESCRIPTION
--------      -----------
99.1          Agreement and Plan of Merger by and among Insurance Auto
              Auctions, Inc., Axle Holdings, Inc. and Axle Merger Sub, Inc.,
              dated as of February 22, 2005.

99.2          Voting Agreement, dated as of February 22, 2005.

99.3          2005 Shareholder Value Incentive Plan, dated as of February 22,
              2005.

99.4          Press Release of Insurance Auto Auctions, Inc. dated February 23,
              2005.



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